UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):
March 16, 2006 (March 13, 2006)
AMERICA SERVICE GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	0-23340	51-0332317

(State or other	(Commission File Number)	(IRS Employer
jurisdiction of incorporation)		Identification Number)

105 Westpark Drive, Suite 200, Brentwood, Tennessee	37027

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, Including area code: (615) 373-3100
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or completed Interim Review.
Signatures

This Amendment No. 1 on Form 8-K/A (this “Form 8-K/A”) amends and restates in its entirety Item 4.02 of the Current Report on Form 8-K filed by America Service Group Inc. (the “Company”), with the Securities and Exchange Commission on March 16, 2006 (the “Original Form 8-K”). This Form 8-K/A does not amend or modify the information set forth in Items 1.01, 2.02, 2.03, 3.01 and 9.01 of the Original Form 8-K.
Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or completed Interim Review.
On March 13, 2006, the Company determined that it was necessary to restate its consolidated financial results for the fiscal years 2001 through 2004 and the first and second quarters of 2005. Accordingly, the Company’s previously issued financial statements for such periods should no longer be relied on.
The Company’s determination was the result of certain findings made during an internal investigation that was conducted by the Audit Committee of the Company’s Board of Directors into certain matters related to the Company’s subsidiary, Secure Pharmacy Plus LLC. The investigation’s principal findings are discussed in the Company’s press release, attached hereto as Exhibit 99.1.
The Company intends to restate its previously filed financial statements as follows. The Company intends to include restated financial statements for the years ended December 31, 2003 and December 31, 2004 in its Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (the “2005 10-K”), which the Company currently expects to file on March 31, 2006. The 2005 10-K will also include restated selected financial data for the years ended December 31, 2001 and December 31, 2002. The Company intends to file its Quarterly Report on Form 10-Q for the period ended September 30, 2005 (the “Third Quarter 10-Q”) at or about the same time as the 2005 10-K. The Company intends to include in the 2005 Third Quarter 10-Q restated unaudited condensed consolidated financial information for the third quarter of 2004 and the first and second quarters of 2004 and 2005.
The Company expects to identify control deficiencies that are material weaknesses in internal control over financial reporting as of December 31, 2005 in its 2005 10-K for the year ended December 31, 2005. The Company does not expect to amend the previously filed Annual Reports on Forms 10-K or Quarterly Reports on Forms 10-Q for the financial statement restatement, and accordingly, management does not plan to reassess the effectiveness of internal controls and disclosure controls and procedures as of December 31, 2004.
The Company’s management and the Audit Committee of its Board of Directors have discussed the matters disclosed pursuant to this Item 4.02 with the Company’s independent registered public accounting firm, Ernst & Young LLP

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICA SERVICE GROUP INC.
Date: March 31, 2006	By:	/s/ Michael W. Taylor
Michael W. Taylor
Senior Vice President and Chief Financial Officer

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